                                                                       EXHIBIT A







                              AMENDED AND RESTATED

                             STOCKHOLDERS AGREEMENT

                           dated as of August 30, 1996

                                      among

                  WORLD FINANCIAL NETWORK HOLDING CORPORATION,

                             LIMITED COMMERCE CORP.,

                    WELSH, CARSON, ANDERSON & STOWE VII, L.P.

                                       and

            THE SEVERAL OTHER WCAS INVESTORS NAMED IN ANNEX I HERETO

                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1    Definitions...................................................2

                                   ARTICLE II

                           RIGHTS AND OBLIGATIONS WITH
                               RESPECT TO TRANSFER

SECTION 2.1    General Restrictions..........................................7
SECTION 2.2    Restrictive Legend............................................8
SECTION 2.3    Rights of First Refusal.......................................9
SECTION 2.4    Tag-along Rights.............................................10
SECTION 2.5    Improper Transfer............................................13
SECTION 2.6    Preemptive Rights............................................13
SECTION 2.7    Termination..................................................13

                                   ARTICLE III

                               REGISTRATION RIGHTS

SECTION 3.1    Demand Registration..........................................14
SECTION 3.2    Piggy-Back Registration......................................15
SECTION 3.3    Reduction of Offering........................................15
SECTION 3.4    Registration Procedures......................................16
SECTION 3.5    Registration Expenses........................................19
SECTION 3.6    Indemnification by the Issuer................................19
SECTION 3.7    Indemnification by Selling Holders...........................20
SECTION 3.8    Conduct of Indemnification Proceedings ......................21
SECTION 3.9    Contribution.................................................22
SECTION 3.10   Participation in Underwritten Registrations..................23
SECTION 3.11   Current and Periodic Reports.................................24
SECTION 3.12   Holdback Agreements..........................................24

                                   ARTICLE IV

                         CORPORATE GOVERNANCE; COVENANTS

SECTION 4.1    Composition of the Board.....................................24
SECTION 4.2    Action by the Board..........................................25
SECTION 4.3    Consent of the Board of Directors............................26
SECTION 4.4    Charter and Bylaws...........................................28
SECTION 4.5    Information..................................................28
SECTION 4.6    Non-Solicitation.............................................29


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

SECTION 4.7    Protection of the Business; Investment Opportunities.........29
SECTION 4.8    Capital Commitments..........................................30
SECTION 4.9    Termination..................................................31

                                    ARTICLE V

                                  MISCELLANEOUS

SECTION 5.1    Headings.....................................................31
SECTION 5.2    No Inconsistent Agreements...................................31
SECTION 5.3    Entire Agreement; Amendments; No Waivers.....................31
SECTION 5.4    Notices......................................................32
SECTION 5.5    Applicable Law...............................................32
SECTION 5.6    Severability.................................................32
SECTION 5.7    Successors, Assigns, Transferees.............................32
SECTION 5.8    Counterparts; Effectiveness..................................33
SECTION 5.9    Fees and Expenses............................................33
SECTION 5.10   Recapitalization, etc........................................33
SECTION 5.11   Remedies.....................................................33
SECTION 5.12   Jurisdiction.................................................33

Annex I -- WCAS Investors

Exhibit A - Form of Agreement to be Bound

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

         AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of August __, 1996 among World Financial Network Holding Corporation (the "Issuer"), Limited Commerce Corp. ("Limited Commerce"), Welsh, Carson, Anderson & Stowe VII, L.P. ("WCAS VII") and the several investors named in Annex I hereto (collectively with WCAS VII, the "WCAS Investors").

         WHEREAS, the Issuer, Limited Commerce and WCAS VII are parties to the WFN Stock Purchase Agreement (as defined below) pursuant to which certain WCAS Investors are the holders of an aggregate of 60% of the outstanding Common Stock, par value $.01 per share, of the Issuer, after giving effect to such sale from the Issuer and Limited Commerce;

         WHEREAS, the Issuer, Limited Commerce and certain of the WCAS Investors are parties to a Stockholders Agreement, dated as of January 31, 1996 (the "Original Agreement");

         WHEREAS, the Issuer and Business Services Holdings, Inc., a Delaware corporation ("BSH"), have entered into an Agreement and Plan of Merger dated as of August __, 1996 pursuant to which BSH has been merged (the "Merger") with and into the Issuer, and shares of BSH Common Stock and BSH Preferred Stock (as defined in said Agreement and Plan of Merger) have been converted into the right to receive WFN Common Stock;

         WHEREAS, the Issuer, Limited Commerce and the WCAS Investors have entered into a Securities Purchase Agreement dated as of August __, 1996 (as the same may be amended or modified from time to time, the "1996 Securities Purchase Agreement") whereby (i) the WCAS Investors have agreed to sell, and Limited Commerce has agreed to purchase, shares of Common Stock and Notes (as each such term is defined therein) and (ii) Limited Commerce has agreed to assume certain obligations of certain WCAS Investors under Section 1.04 of the BSH Securities Purchase Agreement (as defined below);

         WHEREAS, the parties to the Original Agreement desire to amend and restate the Original Agreement in order to reflect the rights and obligations of the Issuer, Limited Commerce and the WCAS Investors after giving effect to the transactions contemplated by the Merger Agreement and the 1996 Securities Purchase Agreement and to confirm the restrictions contained in the Original Agreement on the sale, assignment, transfer, encumbrance or other disposition of the Common Stock and the provision of certain rights and obligations relating to the Common Stock, all as more particularly set forth herein;

         NOW THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 DEFINITIONS. (a) The following terms, as used herein, have the following meanings:

         "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, such Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "BSH Securities Purchase Agreement" means the Securities Purchase Agreement dated as of January 24, 1996 among BSH and the several Purchasers named in Schedule I and Schedule II thereto, as the same may be amended or modified from time to time.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

         "Commission" means the Securities and Exchange Commission and any successor having similar powers.

         "Common Stock" means the shares of common stock, par value $.01 per share, of the Issuer.

         "Competitor" means any Person which competes, directly or indirectly, with any operations of Parent or any of its Subsidiaries, as such operations exist as of the date hereof.

         "Convertible Securities" means securities convertible into or exercisable for Issuer equity securities.

         "Credit Card Processing Agreement" means each Credit Card Processing Agreement in effect from time to time between the Issuer and Limited Commerce or one of its Affiliates which is a party thereto, as the same may be modified or amended from time to time.

         "Debt" means, with respect to any Person, at any date, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under leases which are capitalized in accordance with generally accepted accounting principles, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and
(vi) all Debt of others guaranteed by such Person.

         "Duly Endorsed" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "GAAP" means generally accepted accounting principles.

         "Holder" means each Person (other than the Issuer) who shall be a party to this Agreement, whether in connection with the transactions contemplated by WFN Stock Purchase Agreement, the Merger Agreement, the 1996 Securities Purchase Agreement or otherwise, so long as such Person shall "beneficially own" (as such term is defined in Rule 13d-3 under the Exchange Act) any shares of Common Stock.

         "Incurrence" means the incurrence, creation, assumption or in any other manner becoming liable with respect to, or responsible for the payment of, any Debt.

         "Issuer Board" means the Board of Directors of the Issuer.

         "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset.

         "Merger Agreement" means the Agreement and Plan of Merger dated as of August , 1996 between the Issuer and BSH, as the same may be amended or modified from time to time.

         "Parent" means The Limited, Inc., a Delaware corporation.

         "Permitted Transferee" means (i) in the case of Limited Commerce, Parent or any Subsidiary of Parent and (ii) in the case of a WCAS Investor listed on Annex I hereto, if such WCAS Investor is an individual, such individual's spouse or lineal descendants, or a trust for the benefit of same.

         "Person" means an individual, partnership, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Processing Business" means the business of processing private label or bank credit card transactions initiated by consumers primarily for the retail industry (it being understood that a Person shall be deemed to be engaged in the private label or bank credit card processing business if such Person performs any one or more of the following functions: (i) transaction authorization, (ii) data capture, (iii) statement preparation, (iv) credit extension and (v) related customer and merchant services); PROVIDED that a Person outside North America shall not be deemed to be engaged in the Processing Business unless at least 50% of such Person's operations are of the type described in this paragraph.

         "Public Offering" means any primary or secondary public offering of equity securities of the Issuer pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form.

         "Qualified Public Offering" shall mean an underwritten Public Offering of Common Stock of the Issuer in which the aggregate price paid by the public shall be at least $30 million.

         "Registrable Securities" means the Common Stock held by Limited Commerce, the WCAS Investors and the respective Transferees of Limited Commerce or any WCAS Investor and any capital stock for which Common Stock is exchanged or into which it is converted; PROVIDED that such securities shall cease to be Registrable Securities when (x) a registration statement relating to such securities shall have been declared effective by the Commission, and such securities shall have been disposed of pursuant to such effective registration statement, or (y) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in effect) under the Securities Act are met or such shares may be sold pursuant to Rule
144 (k).

         "Registration Expenses" means all (i) registration and filing fees,
(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of a qualified independent underwriter, if any, counsel in connection therewith and the reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses of the Issuer (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Issuer, (vi) customary fees and expenses for independent certified public accountants retained by the Issuer (including the expenses of any comfort letters), (vii) fees and expenses of any special experts retained by the Issuer in connection with such registration,
(viii) reasonable fees and expenses of (A) one counsel for Limited Commerce and its Permitted Transferees and (B) one counsel for the WCAS Investors and their Permitted Transferees, (ix) fees and expenses of listing the Registrable Securities on a securities exchange or on the NASDAQ National Market System, (x) rating agency fees, (xi) reasonable fees and expenses of counsel for the Underwriter, (xii) reasonable fees and expenses of the Underwriter (excluding discounts or commissions relating to the distribution of the Registrable Securities) and (xiii) out-of-pocket expenses of the Issuer.

         "Related Business" means (i) the business of providing one or more processing functions (as set forth in the definition of "Processing Business") for private label or bank credit card transactions initiated by consumers in particular consumer markets other than retail and (ii) the business of providing data base management services primarily for retailers.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Selling Holder" means Limited Commerce or any Transferees of Limited Commerce or any WCAS Investor or any Transferees of any WCAS Investor who propose to Transfer Registrable Securities pursuant to Article III.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "Third Party" means a prospective purchaser of Common Stock from a Holder in an arm's-length transaction where such Purchaser is not the Issuer or an Affiliate of the Issuer.

         "Underwriter" means a securities dealer who purchases any Registrable Securities as a principal in connection with a distribution of such Registrable Securities and not as part of such dealer's market-making activities.

         "Voting Securities" means any class or series of capital stock and any bond, debenture or other obligation of the Issuer or WFN having the right to vote generally on matters voted on by the stockholders of the Issuer or WFN, as the case may be.

         "WFN" means World Financial Network National Bank, a national banking association and a wholly owned subsidiary of the Issuer.

         "WFN Board" means the Board of Directors of WFN.

         "WFN Stock Purchase Agreement" means the Stock Purchase Agreement dated as of October 24, 1995 among the Issuer, Limited Commerce and WCAS VII, as the same may be amended or modified from time to time.

         (b) Each of the following terms is defined in the Section opposite such term:


         Term                                                        Section
         ----                                                        -------
    Additional Shares                                                   5.1
    BSH                                                            Preamble
    Charter Documents                                                   4.4
    Demand Registrant                                                   3.1
    Demand Registration                                                 3.1
    Effective Date                                                      5.9
    Existing Portfolio Company                                          4.7
    Indemnified Party                                                   3.8
    Indemnifying Party                                                  3.8
    Issuer                                                         Preamble
    Limited Commerce                                               Preamble
    Merger                                                         Preamble
    Nominee                                                             4.1
    Offer                                                               2.3
    Offer Notice                                                        2.3
    Offer Price                                                         2.3
    Offered Stock                                                       2.3
    Offeree Holder                                                      2.3
    Offering Holder                                                     2.3
    Original Agreement                                             Preamble
    Piggy-Back Registration                                             3.2
    Preemptive Rights Notice                                            2.6
    Registration Request                                                3.1
    Sale Date                                                           2.4



                                       6

    1996 Securities Purchase                                       Preamble
      Agreement
    Tag-along Notice                                                    2.4
    Tag-along Notice Date                                               2.4
    Tag-along Notice Period                                             2.4
    Tag-along Offer                                                     2.4
    Tag-along Offer Notice                                              2.4
    Tag-along Offeree                                                   2.4
    Tag-along Purchaser                                                 2.4
    Tag-along Ratio                                                     2.4
    Transfer                                                            2.1
    Transferee                                                          2.1
    Transferring Party                                                  2.4
    WCAS VII                                                       Preamble
    WCAS Investors                                                 Preamble


                                   ARTICLE II

                           RIGHTS AND OBLIGATIONS WITH
                               RESPECT TO TRANSFER

         SECTION 2.1 GENERAL RESTRICTIONS. (a) No Holder shall, directly or indirectly, transfer, sell, assign, pledge, hypothecate, encumber or otherwise dispose of any Common Stock to any Person (any such act being referred to as a "Transfer", with the term "Transferee" to mean any transferee in a Transfer)), except (i) in compliance with all applicable federal and state securities laws and (ii) as expressly permitted by this Agreement.

         (b) The WCAS Investors shall be permitted to Transfer any or all of their Common Stock after January 31, 1998 (i) in a Public Offering upon exercise of the Registration Rights provided for in Article III, subject to Section 3.2, or (ii) subject to Sections 2.3 and 2.4 and with the consent of Limited Commerce, to a Third Party; provided that any Transferee pursuant to clause (ii) shall have agreed in writing to be bound (through execution of an agreement substantially in the form of Exhibit A hereto) by the terms of this Agreement applicable to Holders.

         (c) The WCAS Investors shall be permitted to Transfer any or all of their Common Stock after January 31, 2000, subject to Sections 2.3 and 2.4, to any Person other than a Competitor; provided that any Transferee pursuant to this paragraph shall have agreed in writing to be bound (through execution of an agreement substantially in the form of Exhibit A hereto) by the terms of this Agreement applicable to Holders.

         (d) Limited Commerce shall be permitted to Transfer any or all of its Common Stock after January 31, 1998 (i) in a Public Offering upon exercise of the registration rights provided for in Article III, subject to Section 3.2, or
(ii) subject to Sections 2.3 and 2.4, and with the consent of WCAS VII, to a Third Party; provided that any Transferee pursuant to clause (ii) shall have agreed in writing to be bound (through execution of an agreement substantially in the form of Exhibit A hereto) by the terms of this Agreement applicable to Holders.

         (e) Limited Commerce shall be permitted to Transfer any or all of its Common Stock after January 31, 2000, subject to Sections 2.3 and 2.4, to any Person; provided that any Transferee pursuant to this paragraph shall have agreed in writing to be bound (through execution of an agreement substantially in the form of Exhibit A hereto) by the terms of this Agreement applicable to Holders.

         (f) Notwithstanding any other provision of this Agreement to the contrary, any Holder may at any time Transfer any or all shares of Common Stock to one or more of its Permitted Transferees so long as (i) such Permitted Transferee shall have agreed in writing to be bound (through execution of an agreement substantially in the form of Exhibit A hereto) by the terms of this Agreement applicable to Holders and (ii) the Transfer to such Permitted Transferee is not in violation of any applicable federal or state securities laws.

         SECTION 2.2 RESTRICTIVE LEGEND. (a) For so long as this Agreement remains in effect, each certificate representing Common Stock owned by any Holder shall include a legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AMENDED AND RESTATED
         STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST   , 1996, A COPY OF WHICH
         MAY BE OBTAINED FROM WORLD FINANCIAL NETWORK HOLDING CORPORATION.

         (b) If any shares of Common Stock shall cease to be Registrable Securities, the Issuer shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such shares without the first sentence of the legend required by Section 2.2(a) endorsed thereon. If any shares of Common Stock cease to be subject to any restrictions on Transfer set forth in this Agreement, the Issuer shall, upon the written request of the Holder thereof, issue to such Holder a new certificate evidencing such shares without the second sentence of the legend required by Section 2.2(a) endorsed thereon.

         SECTION 2.3 RIGHTS OF FIRST REFUSAL. (a) No Holder (each an "Offering Holder") will Transfer any Common Stock pursuant to Section 2.1(b) (ii), 2.1(c), 2.1(d) (ii) or 2.1(e) without first giving Limited Commerce (in the case of transfers by any WCAS Investor or any of its Permitted Transferees) or WCAS VII (in the case of any transfer by Limited Commerce or any of its Permitted Transferees) (each an "Offeree Holder") prior notice thereof (an "Offer Notice") and the opportunity (as hereinafter provided) to purchase all but not less than all such Common Stock (the "Offered Stock") at a cash price (the "Offer Price") equal to the sum of the amount of any cash plus the fair market value of any other consideration offered by the prospective purchaser or other transferee pursuant to a bona fide offer to purchase. The Offer Notice shall constitute an offer (the "Offer") by an Offering Holder to sell the Offered Stock to the Offeree Holder at the Offer Price and shall state the identity of the purchaser or the Transferee and the terms of the proposed Transfer.

         (b) The Offer may be accepted within 45 days of receipt by the Offeree Holder of the Offer Notice and, if accepted, such acceptance shall constitute the Offeree Holder's binding agreement to purchase the Offered Stock by the later of (i) the date 30 days after such acceptance or (ii) the date by which the prospective purchaser or Transferee would have been obligated to purchase the Offered Stock. If the Offer is not accepted or the Offered Stock is not purchased as contemplated above, the Offering Holder may Transfer the Offered Stock to such prospective purchaser or Transferee at a price not less than the Offer Price and on substantially the same terms as described in the Offer Notice. If the Transfer to such prospective purchaser or Transferee is not consummated as contemplated above within 30 days after the expiration of the 45-day offer period or earlier irrevocable rejection of the Offer or failure to purchase the Offered Stock after acceptance of the Offer, no Transfer may be made by the Offering Holder without again complying with this Section 2.3. Notwithstanding the foregoing, if the purchase and sale of the Offered Stock is subject to any prior regulatory approval, the time periods specified above within which such purchase and sale must be consummated shall be extended until the expiration of five Business Days after all such approvals shall have been received.

         (c) If the consideration offered by the prospective purchaser or Transferee includes non-cash consideration, the Offeree Holder and Offering Holder shall negotiate in good faith with a view to agreeing upon the fair market value of such non-cash consideration. If, despite such good faith negotiations, the Offering Holder and Offeree Holder are unable to agree on such fair market value within 15 days following receipt by the Offeree Holder of the Offer Notice, each of the Offering Holder and the Offeree Holder shall, at its own expense, retain an investment banking firm of national reputation to determine such fair market value. If such two investment banking firms do not make substantially similar determinations and neither determination is acceptable to both the Offering Holder and the Offeree Holder, then such investment banking firms shall, at the equally shared expense of the Offering Holder and the Offeree Holder, retain a third investment banking firm of national reputation to select between the two determinations, which selection shall be binding upon each party. If a determination under this subsection (c) is required, the deadline for acceptance provided for in this Section 2.3 shall be postponed until the fifth Business Day after the date of such determination.

         (d) The rights of Limited Commerce and the WCAS Investors under this
Section 2.3 are transferable to any Permitted Transferee of Limited Commerce or any WCAS Investor, as the case may be, that executes an agreement substantially in the form of Exhibit A hereto.

         SECTION 2.4 TAG-ALONG RIGHTS. (a) Except as provided in Section 2.4(e), if any Holder ("Transferring Party") proposes to sell or otherwise dispose of any of its Common Stock pursuant to Section 2.1(b) (ii), 2.1(c), 2.1(d) (ii) or 2.1(e) to any Third Party (a "Tag-along Purchaser") pursuant to a bona fide offer to purchase (a "Tag-along Offer"), the Transferring Party shall provide written notice (the "Tag-along Offer Notice") of such Tag-along Offer to the Issuer and the Issuer shall promptly provide written notice (the effective date of such notice being the "Tag-along Notice Date") of such Tag-along Offer to such other Holder and its Permitted Transferees (the "Tag-along Offeree"), the Tag-along Ratio (as defined below), the consideration per share of Common Stock and other material terms and conditions of the Tag-along Ratio (as defined below), the consideration per share of Common Stock and other material terms and conditions of the Tag-along Offer and, in the case of a Tag-along Offer in which the consideration payable for Common Stock consists in part or in whole of consideration other than cash, such information relating to such consideration as the Tag-along Offeree may reasonably request as being necessary for such Tag-along Offeree to evaluate such non-cash consideration, it being understood that such request shall not obligate the Transferring Party to deliver any information to such Tag-along Offeree not provided to the Transferring Party by the Tag-along Purchaser.

         Each Tag-along Offeree shall have the right, exercisable as set forth below, to accept the Tag-along Offer for up to the number of shares of Common Stock determined pursuant to Section 2.4(b). The consideration per share paid to any Tag-along Offeree shall be not less than the highest price paid per share to the Transferring Party in respect of its Common Stock. Each Tag-along Offeree that desires to accept the Tag-along Offer shall provide the Transferring Party with written revocable notice (a "Tag-along Notice") (specifying, subject to Section 2.4(b), the number of Common Stock which such Tag-along Offeree desires to sell) within 45 days after the Tag-along Notice Date, and shall simultaneously provide a copy of such Tag-along Notice to the Issuer, and the Issuer shall forward a copy of each such Tag-along Notice to the Transferring Party and each other Tag-along Offeree. Such Tag-along Notice may be withdrawn or modified at any time until the expiration of 45 days after the Tag-along Notice Date (the "Tag-along Notice Period"). At the expiration of the Tag-along Notice Period, the most recent Tag-along Notice shall become irrevocable and binding, and shall constitute an irrevocable acceptance of the Tag-along Offer by the Tag-along Offeree for the Common Stock specified therein.

         As soon as practicable after the expiration of the Tag-along Notice Period, the Transferring Party shall notify the Issuer and each accepting Tag-along Offeree of the number of shares of Common Stock such Tag-along Offeree is obligated to sell or otherwise dispose of pursuant to the Tag-along Offer, such number to be calculated in accordance with Section 2.4(b). The Transferring Party shall notify the Issuer and each accepting Tag-along Offeree of the proposed date of any sale ("Sale Date") pursuant to this Section 2.4 no less than five days prior to the Sale Date, and each accepting Tag-along Offeree shall deliver to the Transferring Party the Duly Endorsed certificate or certificates representing the Common Stock to be sold or otherwise disposed of pursuant to such offer by such Tag-along Offeree, together with a limited power-of-attorney authorizing the Transferring Party to sell or otherwise dispose of such Common Stock pursuant to the terms of the Tag-along Offer and all other documents required to be executed in connection with such Tag-along Offer, no less than two days prior to the Sale Date.

         (b) Each Tag-along Offeree shall have the right to sell, pursuant to any Tag-along Offer, a number of shares of Common Stock less than or equal to the product of the total number of Common Stock offered to be sold by the Transferring Party or offered to be purchased by the Tag-along Purchaser as set forth in such Tag-along Offer multiplied by a fraction (the "Tag-along Ratio"), the numerator of which is the number of Common Stock then held by such Tag-along Offeree and the denominator of which shall be an amount equal to the total number of shares of Common Stock then held by all Tag-along Offerees exercising rights under this Section 2.4 PLUS the total number of shares of Common Stock then held by the Transferring Party. The number of shares of Common Stock sold by each Tag-along Offeree in a Tag-along Offer shall be equal to the lesser of the number of shares of Common Stock calculated pursuant to the formula set forth in this Section 2.4(b) and the number of shares of Common Stock specified in such Tag-along Offeree's Tag-along Notice in respect of such Tag-along Offer. If at the termination of the Tag-along Notice Period any Tag-along Offeree shall not have accepted the Tag-along Offer, such Tag-along Offeree will be deemed to have waived any and all of its rights under this
Section 2.4 with respect to the sale of other disposition of any of its Common Stock pursuant to such Tag-along Offer and no Common Stock held by any such Tag-along Offeree will be included in such Tag-along Offer.

         (c) The Transferring Party shall have 45 days from the termination of the Tag-along Notice Period in which to consummate the sale contemplated by the Tag-along Offer to the Tag-along Purchaser at the price and on the terms set forth in the Tag-along Offer Notice; PROVIDED that if the purchase and sale of such Common Stock is subject to any prior regulatory approval, the time period during which such purchase and sale may be consummated shall be extended until the expiration of five Business Days after all such approvals shall have been received. If, at the end of the period set forth in this Section 2.4(c) the Transferring Party has not completed the sale contemplated by the Tag-along Offer Notice, all the restrictions on sale or other disposition contained in this Agreement with respect to Common Stock owned by the Transferring Party shall again be in effect.

         (d) Within one Business Day after the consummation of the sale or other disposition of the Common Stock pursuant to the Tag-along Offer, the Transferring Party shall notify the Tag-along Offeree thereof, shall remit to each of the Tag-along Offerees the total sales price specified in the Tag-along Offer Notice of the Common Stock of such Tag-along Offeree sold or otherwise disposed of pursuant thereto, and shall furnish such other evidence of such sale (including the time of completion) and the terms thereof as may be reasonably requested by the Tag-along Offeree.

         (e) Notwithstanding anything contained in this Section 2.4, there shall be no liability on the part of a Transferring Party to any Tag-along Offeree if the same of Common Stock pursuant to Section 2.4(c) is not consummated for whatever reason. Whether to effect a sale of Common Stock pursuant to this
Section 2.4 by a Transferring Party is in the sole and absolute discretion of the Transferring Party.

         (f) Each Tag-along Offeree shall be required to bear its proportionate share of any escrows, holdbacks or adjustments in purchase price under the terms of the purchase agreement relating to such Tag-along Offer; PROVIDED that the amount borne by any Tag-along Offeree shall not exceed the net proceeds received by such Tag-along Offeree for the Common Stock sold by it pursuant to such Tag-along Offer.

         SECTION 2.5 IMPROPER TRANSFER. (a) Any attempt to Transfer any Common Stock not in compliance with this Agreement shall be null and void and neither the Issuer nor any transfer agent of the Issuer shall register, or otherwise recognize in the Issuer's stock records, any such improper Transfer.

         SECTION 2.6 PREEMPTIVE RIGHTS. If the Issuer shall, other than (i) pursuant to any employee incentive arrangement, (ii) upon conversion of Convertible Securities of the Issuer outstanding on January 31, 1996, (iii) in a Public Offering, (iv) as a dividend on or other distribution in respect of all outstanding shares of Common Stock, (v) pursuant to Sections 1.03 and 1.04 of the BSH Securities Purchase Agreement or (vi) in connection with any merger, acquisition or other business combination, issue any of its equity securities or Convertible Securities, each Holder shall have the right to purchase for cash the number or amount of such equity securities or Convertible Securities on the same terms and at the same price as the issue price of such equity security or Convertible Security so that, after the issuance of all such equity securities or Convertible Securities, such Holder would, in the aggregate, hold the same proportional interest of such equity securities (or, in the case of Convertible Securities, to be outstanding upon conversion or exercise of all such Convertible Securities) as is held by it prior to the issuance of any such additional equity securities or Convertible Securities. Upon consummation of any issuance by the Issuer subject to the provisions of this Section 2.6, the Issuer shall promptly deliver written notice (a "Preemptive Rights Notice") of such issuance to the other Holders. Each Holder's right to purchase securities under this Section 2.6 with respect to any issuance of securities shall terminate 15 days after the delivery of the Preemptive Rights Notice.

         SECTION 2.7 TERMINATION. The provisions of Article II shall terminate and be of no further force and effect from and after the date of the consummation of a Qualified Public Offering.

                                   ARTICLE III

                               REGISTRATION RIGHTS

         SECTION 3.1 DEMAND REGISTRATION. (a) REQUEST FOR REGISTRATION. At any time after the consummation of a Public Offering, Limited Commerce, any WCAS Investor or any other Holder to which rights under this Section 3.1 have been transferred or assigned (a "Demand Registrant") may make a written request (the "Registration Request") for registration (a "Demand Registration") under the Securities Act of Registrable Securities having a value (determined in the good faith judgment of Limited Commerce (in the case of a Registration Request by Limited Commerce or any Transferee of Limited Commerce) or WCAS VII (in the case of a Registration Request by any WCAS Investor or any Transferee of any WCAS Investor)) of not less than $10 million (or, if less, all of the Registrable Securities then owned by such Demand Registrant). The Registration Request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof; PROVIDED that the Issuer shall not be obligated to effect (i) more than two Demand Registrations for the WCAS Investors and their Transferees in the aggregate, (ii) more than two Demand Registrations for Limited Commerce and its Transferees in the aggregate or (iii) a Demand Registration if counsel to the Issuer delivers to the Demand Registrant a written opinion in form and substance satisfactory to the Demand Registrant to the effect that registration under the Securities Act is not necessary in order for the Demand Registrant to sell the Registrable Securities in the manner contemplated by the Demand Registrant and, following such sale, the Transferee (assuming such Transferee is not the Issuer or an affiliate of the Issuer within the meaning of the Securities Act) will be free to resell such Registrable Securities without restriction and without registration under the Securities Act.

         (b) EFFECTIVE REGISTRATION. For purposes of Section 3.1(a), a registration of Registrable Securities will not count as a Demand Registration until it has become effective under the Securities Act.

         (c) UNDERWRITING. If the Demand Registrant so elects, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an underwritten offering. The Board of Directors shall select the book-running managing Underwriter in connection with such offering, and Limited Commerce and the WCAS Investors (taken as a group) may each select one additional investment banking firm to serve as co-managing underwriter in connection with the offering.

         (d) BEST EFFORTS OF THE ISSUER. The Issuer will use its best efforts to effect the registration and the sale of Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable in connection with any Registration Request.

         SECTION 3.2 PIGGY-BACK REGISTRATION. If the Issuer proposes to file a registration statement under the Securities Act with respect to an offering of its Registrable Securities (i) for its own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)), or (ii) for the account of any holders of its capital stock, then the Issuer shall give written notice of such proposed filing to Limited Commerce, the WCAS Investors and all Transferees of Limited Commerce or any WCAS Investor to which Limited Commerce or such WCAS Investor shall have transferred any of its rights under this Section 3.2 (a "Piggyback Holder") as soon as practicable (but in any event not less than 20 days before the anticipated filing date), and such notice shall offer such Piggyback Holders the opportunity to register any and all shares of Registrable Securities owned by such Piggyback Holders. If such Holders wish to register securities of the same class or series as the Issuer or such holders, such registration shall be on the same terms and conditions as the registration of the Issuer's or such holders' securities (a "Piggy-Back Registration"). No registration effected under this Section 3.2 shall relieve the Issuer of its obligations to effect Demand Registrations to the extent required by Section 3.1 hereof.

         SECTION 3.3 REDUCTION OF OFFERING.

         (a) If a Demand Registration involves an underwritten Public Offering and the managing Underwriter shall advise the Issuer and the Selling Holders that, in its view, (i) the number of shares of Common Stock requested to be included in such registration (including Common Stock which the Issuer proposes to be included) or (ii) the inclusion of some or all of the shares of Common Stock owned by the Holders, in either case, exceeds the greatest number of shares of Common Stock which can be sold without having an adverse effect on such offering, including the price at which such shares of Common Stock can be sold (the "Maximum Offering Size"), the Issuer will include in such registration, in the priority listed below, up to the Maximum Offering Size:

          (i) first, all shares of Common Stock requested to be registered by the Selling Holders (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such entities on the basis of the relative number of shares of Registrable Stock requested to be registered);

          (ii) second, all Registrable Stock requested to be included in such registration by any other Holder (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such other Holders on the basis of the relative number of shares of Registrable Stock requested to be included in such registration); and

          (iii) third, any Common Stock proposed to be registered by the Issuer.

          (b) If a registration pursuant to Section 3.2 involves an underwritten Public Offering (other than in the case of an underwritten Public Offering requested by any Demand Registrant in a Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 3.3(a) shall apply) and the managing Underwriter advises the Issuer that, in its view, the number of shares of Common Stock which the Issuer and the selling Holders intend to include in such registration exceeds the Maximum Offering Size, the Issuer will include in such registration, in the following priority, up to the Maximum Offering
Size:

          (i) first, so much of the Common Stock proposed to be registered by the Issuer as would not cause the offering to exceed the Maximum Offering Size; and

          (ii) second, all Registrable Stock requested to be included in such registration statement by any Holder pursuant to Section 3.2 or otherwise (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such entities on the basis of the relative number of shares of Registrable Stock requested to be so included).

         SECTION 3.4 REGISTRATION PROCEDURES. Whenever the Issuer is required to effect the registration of Registrable Securities pursuant to Section 3.1 or 3.2 hereof, the Issuer will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such Registration Request:

          (a) The Issuer will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Issuer then qualifies or which counsel for the Issuer shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 120 days; PROVIDED that in the case of a Demand Registration, if the Issuer shall furnish to any Selling Holder a certificate signed by either its Chairman, Chief Executive Officer or President stating that in his good faith judgment it would materially adversely affect the Issuer or its shareholders for such a registration statement to be filed as expeditiously as possible, the Issuer shall have a period of not more than 120 days within which to file such registration statement measured from the date of receipt of the Registration Request in accordance with Section 3.1.

          (b) The Issuer will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to any Selling Holder and each Underwriter, if any, drafts of such documents proposed to be filed, and thereafter furnish to the Selling Holders and such Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as any Selling Holders or such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

          (c) After the filing of the registration statement, the Issuer will promptly notify any Selling Holders of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (d) The Issuer will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holders reasonably (in light of their intended plan of distribution) request and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Issuer and do any and all other acts and things that may be reasonably necessary or advisable to enable the Selling Holders to consummate the disposition of their Registrable Securities; PROVIDED, that the Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction other than taxation arising with respect to the registration of securities or (iii) consent to general service of process in any such jurisdiction.

          (e) At any time when a prospectus relating to the sale of Registrable Securities is required to be delivered under the Securities Act, the Issuer will immediately notify the Selling Holders of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Selling Holders and the Underwriters any such supplement or amendment. The Selling Holders agree that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in the preceding sentence, the Selling Holders will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt of the copies of such supplemented or amended prospectus and, if so directed by the Issuer, the Selling Holders will deliver to the Issuer all copies, other than permanent file copies then in the possession of the Selling Holders, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the issuer shall give such notice, the Issuer shall extend the period during which such registration statement shall be maintained effective as provided in
     Section 3.4(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Issuer shall make available to the Selling Holders such supplemented or amended prospectus.

          (f) The Issuer will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

          (g) The Issuer will make available for inspection by any Selling Holder and any Underwriter participating in any disposition pursuant to a registration statement being filed by the Issuer pursuant to this Article III any attorney, accountant or other professional retained by any such Shareholder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Issuer's (collectively, the "Records") as shall be reasonably requested by any such Person, and cause the Issuer's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.

          (h) The Issuer will furnish to the Selling Holders and to each Underwriter, if any, a signed counterpart, addressed to the Selling Holders or such Underwriter, of (i) an opinion or opinions of counsel to the Issuer and (ii) a comfort letter or comfort letters from the Issuer's independent public accountants, each in customary form and covering such matters as are customarily covered by opinions and comfort letters, as the Selling Holders or the managing Underwriter therefor reasonably request.

          (i) The Issuer will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (j) The Issuer will use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Issuer are then listed.

         The Issuer may require any Selling Holder, and each Selling Holder agrees, to furnish promptly in writing to the Issuer such information regarding such Selling Holder, the plan of distribution of the Registrable Securities and other information as the Issuer may from time to time reasonably request or as may be legally required in connection with such registration.

         SECTION 3.5 REGISTRATION EXPENSES. Registration Expenses incurred in connection with any registration made or requested to be made pursuant to this
Article III will be borne by the Issuer, whether or not any such registration statement becomes effective.

         SECTION 3.6 INDEMNIFICATION BY THE ISSUER. The Issuer agrees to indemnify and hold harmless each Selling Holder, its officers, directors and agents, and each Person, if any, who controls each such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Issuer by or on behalf of any such Selling Holder expressly for use therein; PROVIDED that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Stock concerned to such Person if it is determined that the Issuer has provided such prospectus and it was the responsibility of such Selling Holder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Issuer also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 3.6.

         SECTION 3.7 INDEMNIFICATION BY SELLING HOLDERS. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Issuer, its officers, directors and agents and each Person, if any, who controls the Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer to such Selling Holder, but only with reference to information related to such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Issuer provided in this Section 3.7.

         SECTION 3.8 CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to
Section 3.6 or 3.7, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party upon request of the Indemnified Party shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to the proceeding; PROVIDED that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 business days after receipt by such Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement, unless the Indemnifying Party has contested such reimbursement obligation and provides reasonable assurances that such payment can be made upon resolution of such dispute. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (x) includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding and (y) provides that such Indemnified Party does not admit any fault or guilt with respect to the subject matter of such proceeding.

         SECTION 3.9 CONTRIBUTION. (a) If the indemnification provided for herein is for any reason unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Issuer and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Issuer and such Selling Holders on the one hand and the Underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Issuer and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Issuer on the one hand and any Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Issuer and of such Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Issuer and such Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Issuer and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and any Selling Holder or by the Underwriters. The relative fault of the Issuer on the one hand and any Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (b) The Issuer and each Selling Holder agree that it would not be just and equitable if contribution pursuant to this Section 3.9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriters' discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         SECTION 3.10 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

         SECTION 3.11 CURRENT AND PERIODIC REPORTS. The Issuer covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act. Upon the request of Limited Commerce or the WCAS Investors, the Issuer will deliver to Limited Commerce or the WCAS Investors, a written statement as to whether it has complied with such requirements.

         SECTION 3.12 HOLDBACK AGREEMENTS. If and to the extent requested by the Issuer, in the case of a non-underwritten public offering, and if and to the extent requested by the managing Underwriter or Underwriters, in the case of an underwritten public offering, the Holders agree not to effect, except as part of such registration, any public sale or distribution of the issue being registered or a similar security of the Issuer, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the 14 days prior to, and during the 120-day period beginning on, the effective date of such registration statement.


                                   ARTICLE IV

                         CORPORATE GOVERNANCE; COVENANTS

         SECTION 4.1 COMPOSITION OF THE BOARD. (a) The Issuer Board shall consist of five members. WCAS VII shall be entitled, but not required, to designate three members of the Issuer Board, and Limited Commerce shall be entitled, but not required, to designate two members of the Issuer Board. Each Holder entitled to vote for the election of directors to the Board agrees that it will vote all of its Voting Securities or execute consents, as the case may be, and take all other necessary action (including causing the Issuer to call a special meeting of stockholders) in order to ensure that the composition of the Board is as set forth in this Section 4.1(a). Notwithstanding the foregoing, if, pursuant to the terms of the Issuer's 6 1/4% Redeemable Exchangeable Preferred Stock (the "Preferred Stock"), the holders thereof are entitled to elect one member of the Issuer Board, WCAS VII shall be entitled, but not required, to expand the size of the Issuer Board to seven members (including the member elected by the holders of the Preferred Stock) and designate one additional member of the Issuer Board. The term of the additional member of the Issuer Board designated by WCAS VII pursuant to the immediately preceding sentence shall expire simultaneously with the expiration of the term of the member of the Issuer Board designated by the holders of the Preferred Stock, and the Issuer Board shall thereupon consist of five members as contemplated by the first two sentences of this Section 4.1(a); PROVIDED that the right of WCAS VII to enlarge the Issuer Board and to designate one additional member shall be reinstated in accordance with, and subject to the provisions of this Section 4.1(a), at any subsequent time at which the holders of the Preferred Stock are entitled to elect one member of the Issuer Board.

         (b) Each Holder and the Issuer agrees that if, at any time, it is entitled to vote for the removal of directors of the Issuer, it will not vote any of its Voting Securities in favor of the removal of any director who shall have been designated or nominated pursuant to Section 4.1(a) unless such removal shall be for Cause or the Person entitled to designate or nominate such director shall have consented to such removal in writing. Removal for "Cause" shall mean removal of a director because of such director's (a) willful and continued failure to substantially perform his duties with the Issuer in his established position, (b) willful conduct which is significantly injurious to the Issuer, monetarily or otherwise, or (c) conviction for, or a guilty plea to, a felony.

         (c) If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy on the Issuer Board:

          (i) the Person entitled under Section 4.1(a) to designate or nominate such director whose death, disability, retirement, resignation or removal resulted in such vacancy may designate another individual (the "Nominee") to fill such capacity and serve as a director of the Issuer; and

          (ii) each Holder then entitled to vote for the election of the Nominee as a director of the Issuer agrees that it will vote all of its Voting Securities, or execute a written consent, as the case may be, in order to ensure that the Nominee be elected to the Issuer Board.

         SECTION 4.2 ACTION BY THE BOARD. A quorum of the Issuer Board shall consist of four directors (or, at any time at which the holders of the Preferred Stock are entitled to elect a member of the Issuer Board, five directors). All actions of the Issuer Board shall require the affirmative vote of at least a majority of the directors at a duly convened meeting of the Issuer Board at which a quorum is present or the unanimous written consent of the Issuer Board; PROVIDED that, in the event there is a vacancy on either such Board of Directors and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy.

         SECTION 4.3 CONSENT OF THE BOARD OF DIRECTORS.

         (a) From and after January 31, 1996 through January 31, 1998, the Issuer shall not, and shall not permit any of its Subsidiaries to, take any action regarding any of the following matters without the affirmative vote of at least one member of the Issuer Board designated by Limited Commerce:

         (i) appointment or removal of the Chief Executive Officer (or Person with comparable duties) of the Issuer;

         (ii) the Incurrence by the Issuer or any Subsidiary of the Issuer of Debt where, after giving effect to such Incurrence, the Issuer would have a consolidated ratio of Debt to equity in excess of 1.5 to 1.0 excluding securitized Debt and Debt issued upon the exchange of Preferred Stock;

         (iii) any transaction with any Affiliate of the Issuer or any Subsidiary of the Issuer other than (A) transactions that are at least as favorable to the Issuer or any Subsidiary of the Issuer, as the case may be, as could have been obtained on an arm's-length basis with a Person who is not an Affiliate of the Issuer or any Subsidiary of the Issuer, as the case may be (as determined in the good faith judgment of the Issuer Board) or (B) the transactions contemplated by the Credit Card Processing Agreement;

         (iv) entry into any line of business other than the Processing Business or a Related Business;

         (v) issuance or sale of any capital stock of the Issuer or any Subsidiary of the Issuer, whether publicly or privately, other than, in the case of Issuer, (A) to or for the benefit of employees of Issuer any Subsidiary of the Issuer pursuant to stock option plans or other employee compensation or benefit arrangements, (B) upon conversion of Convertible Securities of the Issuer outstanding on January 31, 1996, (C) as a dividend on or other distribution in respect of all outstanding shares of Common Stock or (D) except as provided in clause (viii) below, in connection with any merger, acquisition or other business combination;

         (vi) the declaration or payment, whether directly or indirectly, of any dividend or any distribution on its capital stock or to the holders of its capital stock that would impair the capital of the Issuer or any Subsidiary of the Issuer; or

         (vii) the purchase or other acquisition (by merger, business combination or otherwise) of assets with a fair market value in excess of $10,000,000, except for any such purchase or acquisition the consideration for which is being funded out of the Remaining Capital Commitments (as defined in Section 4.8) of the WCAS Investors and Limited Commerce.

         (b) From and after the date hereof, the Issuer will not, and will not permit any of its Subsidiaries to, take any action regarding any of the following matters without the affirmative vote of at least one member of the Issuer Board designated by Limited Commerce:

         (i) any consolidation, combination or merger of the Issuer with or into any other Person, other than any such consolidation, combination or merger if, after the consummation thereof, the WCAS Investors (taken as a group) constitute the largest stockholder of the surviving entity and designees of the WCAS Investors constitute a majority of the Board of Directors (or similar governing body of such surviving entity);

         (ii) the sale, assignment, transfer or lease of all or substantially all of the assets of the Issuer;

         (iii)    the dissolution of the Issuer; or

         (iv) the voluntary bankruptcy of the Issuer or any Subsidiary of the Issuer.

         (c) Unless earlier terminated in accordance with the terms of this Agreement, the rights granted to Limited Commerce pursuant to Sections 4.1, 4.2 and 4.3 shall terminate at such time as Limited Commerce (i) shall have sold to Persons other than Permitted Transferees at least 50% of the shares of Common Stock owned by it as of the date hereof or (ii) Limited Commerce and its Permitted Transferees (taken as a group) shall own less than 5% of the Common Stock outstanding; provided that the requirement that at least one member of the Issuer Board designated by Limited Commerce vote in favor of any matter referred to in Section 4.3(b)(i) before the Issuer or any of its Subsidiaries may take any action with respect to such matter shall terminate on January 31, 2000.

         SECTION 4.4 CHARTER AND BYLAWS. (a) The Issuer's Certificate of Incorporation and Bylaws, each in the form in which it is in effect on the date hereof (the "Charter Documents"), are attached as Exhibits A and B hereto.

         (b) The Issuer agrees not to amend, or permit the amendment of, the Charter Documents or the Certificate of Incorporation or Bylaws of any Subsidiary of the Issuer in a way that would be material and adverse to the rights of the Holders hereunder without the written consent of the Holders holding at least 66 2/3% of the Common Stock then outstanding.

         SECTION 4.5 INFORMATION. (a) For so long as Limited Commerce and its Permitted Transferees (taken as a group), or the WCAS Investors and their Permitted Transferees (taken as a group) own at least 5% of the Common Stock then outstanding, the Issuer shall deliver to Limited Commerce and/or the WCAS Investors, as the case may be, the following information:

          (i) as promptly as practicable but not later than 90 days after the end of the Issuer's fiscal year, audited financial statements for such fiscal year;

          (ii) as promptly a practicable but not later than 30 days after the end of each quarter, the Issuer's unaudited financial statements for such month; and

          (iii) from time to time such additional information regarding the financial position or business of the Issuer and its Subsidiaries as Limited Commerce or the WCAS Investors may reasonably request.

         (b) The Issuer agrees to provide all members of the Issuer Board with unaudited financial statements for each fiscal month of the Issuer within 30 days after the end of such month.

         (c) Limited Commerce and the WCAS Investors agree that they will keep all confidential information received by them in strictest confidence and will limit the dissemination of such information to those persons who reasonable require access to such information; PROVIDED that Limited Commerce and the WCAS Investors may disseminate such information without restriction to the extent required to satisfy the safe harbor provided by Rule 144(c) (2) in conjunction with Rule 15c2-11(a) (5) (i)-(xiv) and (xvi) under the Exchange Act. The term "confidential information" does not include (i) any information that is or becomes publicly available through no fault of Limited Commerce and the WCAS Investors, (ii) information that is in or comes into the possession of Limited Commerce and the WCAS Investors on a nonconfidential basis from a person other than the Issuer or any of its Affiliates and (iii) any information that is required to be disclosed by Limited Commerce and the WCAS Investors under compulsion of law.

         SECTION 4.6 NON-SOLICITATION. For so long as Limited Commerce and its Permitted Transferees (taken as a group) own at least 5% of the outstanding Common Stock, none of the WCAS Investor or any Affiliate of any WCAS Investor shall, without the prior written approval of Limited Commerce, directly or indirectly solicit any Person who is an employee of the Issuer or any Affiliate of the Issuer at any time on or after the date of this Agreement to terminate his or her relationship with the Issuer or any Affiliate of the Issuer; PROVIDED that the foregoing shall not apply to persons hired as a result of the use of an independent employment agency (so long as the agency was not directed to solicit such person) or as a result of the use of a general solicitation (such as an advertisement) not specifically directed to employees of the Issuer or any Affiliate of the Issuer; PROVIDED, FURTHER, that the provisions of this Section
4.6 (i) shall not apply to the activities of officers or employees of companies in which any WCAS Investor has invested in the ordinary course of business and
(ii) shall not prohibit any WCAS Investor from assisting any such officer or employee in evaluating the qualifications of any employee contacted without the intervention of such WCAS Investor.

         SECTION 4.7 PROTECTION OF THE BUSINESS; INVESTMENT OPPORTUNITIES. (a) WCAS VII hereby covenants and agrees that neither WCAS VII nor any Affiliate of WCAS VII shall, directly or indirectly, invest in any Processing Business other than the Issuer; PROVIDED that this Section 4.7(a) shall not (i) apply to investments by WCAS VII or any of its Affiliates in securities of another entity which constitute, in the aggregate, less than 5% of the outstanding shares of such entity entitled to vote generally in the election of directors or similar persons, (ii) apply to any Transferee of WCAS VII where the relevant Transfer is effected in accordance with the terms of this Agreement, (iii) prohibit WCAS VII or any Affiliate of WCAS VII from investing in any Person engaged in the Processing Business where such Processing Business is ancillary to another existing business of such WCAS Investor or any such Affiliate, as the case maybe, and constitutes less than 10% of the total gross revenues of such business and (iv) prohibit WCAS VII or any Affiliates of WCAS VII from investing in any Person engaged in the Processing Business where Limited Commerce has blocked the acquisition of such Processing Business by the Issuer or any Subsidiary of the Issuer in accordance with the exercise of Limited Commerce's rights under Section 4.3(a).

         (b) WCAS VII agrees to present to the Issuer Board investment opportunities in the Processing Business or any Related Business that come to the attention of WCAS VII or any Affiliate of WCAS VII for the purpose of allowing the Issuer Board to consider pursuing those opportunities it considers appropriate.

         (c) Notwithstanding any provisions of this Section 4.7 to the contrary, the provisions of this Section 4.7(i) shall not restrict the investment activities of any Existing Portfolio Company and (ii) shall not apply to investment opportunities in the healthcare industry. For purposes of the foregoing, an "Existing Portfolio Company" shall mean any Person in which WCAS VII or any other investment fund managed by Welsh, Carson, Anderson & Stowe or any of its Affiliates shall have made an investment on or prior to the date hereof in the ordinary course of such fund's business.

         (d) Unless earlier terminated in accordance with the terms hereof, the provisions of this Section 4.7 shall terminate on the earliest to occur of (i) the date on which Limited Commerce and its Permitted Transferees shall own less than 5% of the Common Stock outstanding, (ii) the date on which Limited Commerce shall have sold to Persons other than Permitted Transferees at least 50% of the shares of Common Stock owned by it as of the date hereof and (iii) the fourth anniversary of the Closing Date.

         SECTION 4.8 CAPITAL COMMITMENTS. The WCAS Investors and their
Permitted Transferees (as a group) and Limited Commerce and its Permitted Transferees (as a group) shall be obligated, upon not less than 15 days' written notice from the Issuer, to contribute an amount in cash equal to its or their Remaining Capital Commitment to fund any acquisition approved by the Issuer Board. For purposes of this Section 4.8, the term "Remaining Capital Commitment" shall mean (i) in the case of the WCAS Investors and their Permitted Transferees (as a group), an amount equal to $75 million MINUS all amounts theretofore contributed to the Issuer pursuant to this Section 4.8 and
(ii) in the case of Limited Commerce and its Permitted Transferees, $50 million MINUS all amounts theretofore contributed to the Issuer pursuant to this Section 4.8. It is hereby acknowledged and agreed that, as of the date of this Agreement, the WCAS Investors have heretofore contributed an aggregate $________________ to the Issuer pursuant to this Section 4.8, and Limited Commerce has heretofore contributed an aggregate $_______________ to the Issuer pursuant to this Section 4.8. It is further acknowledged and agreed that, for purposes of calculating the Remaining Capital Commitment of any person or entity under this Section 4.8, (i) any amounts actually contributed pursuant to Section 1.04 of the 1996 Securities Purchase
Agreement shall be deemed to constitute contribu-tions pursuant to this Section 4.8 and (ii) until such time as the final amount of any contribution pursuant to such Section 1.04 of the 1996 Securities Purchase Agreement is determined, the maximum amounts that may be required to be contributed by such person or entity pursuant to said Section 1.04 shall be deemed to have heretofore been contributed to the Issuer pursuant to this
Section 4.8. Unless earlier terminated in accordance with the terms hereof, the provisions of this Section 4.8 shall terminate on January 31, 1998.

         SECTION 4.9 TERMINATION. Unless earlier terminated in accordance with the terms hereof, the provisions of Article IV shall terminate and be of no further force or effect upon the consummation of a Qualified Public Offering.


                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.1 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

         SECTION 5.2 NO INCONSISTENT AGREEMENTS. The Issuer is not a party to and will not hereafter enter into any agreement with respect to its securities which is inconsistent with, or otherwise grant rights superior to, the rights granted to Limited Commerce under this Agreement. Each of the Issuer, Limited Commerce and the WCAS Investors represents that it is not and agrees that it will not become a party to any other agreement relating to the voting of Voting Securities.

         SECTION 5.3 ENTIRE AGREEMENT; AMENDMENTS; NO WAIVERS. (a) This Amended and Restated Stockholders Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes (i) the Original Agreement, (ii) the Registration Rights Agreement dated as of January 24, 1996 among BSH, the WCAS Investors party thereto and JCP Telecom Systems, Inc. and (iii) all other prior written agreements and negotiations and oral understandings, if any, with respect to such subject matter. This Agreement may be amended but only in a writing signed by the Issuer, the WCAS Investors and Limited Commerce. Any provision hereof may be waived but only in a writing signed by the party against which such waiver is sought to be enforced.

         (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 5.4 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing (including telecopier or similar writing) and shall be given to such party at its address, or telecopier number set forth on its signature page or, in the case of a Transfer, to the address, or telecopier number of the party executing the written agreement pursuant to Sections 2.1 hereof, or to such other address as the party to whom notice is to be given may provide in a written notice to the party giving such notice, a copy of which written notice shall be on file with the Secretary of the Issuer. Each such notice, request or other communication shall be effective (i) if given by telecopy, which such telecopy is transmitted to the telex or telecopy number specified in its signature page and the appropriate answerback or confirmation, as the case may be, is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section 5.4.

         SECTION 5.5 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

         SECTION 5.6 SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

         SECTION 5.7 SUCCESSORS, ASSIGNS, TRANSFEREES. (a) The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any provision hereof shall be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

         (b) This Agreement shall not be assignable or otherwise transferable by any party hereto, except that any Person acquiring shares of Common Stock who is required by the terms of this Agreement to become a party hereto shall execute and deliver to the Issuer an agreement to be bound (substantially in the form of Exhibit A) by this Agreement and shall thenceforth be a "Holder", and any Holder who ceases to beneficially own any Shares shall cease to be bound by the terms hereof (other than Sections 3.6, 3.7, 3.8 and 3.9 and the confidentiality obligations set forth in Section 4.4.

         SECTION 5.8 COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto and the closings under both the 1996 Securities Purchase Agreement and the Merger Agreement shall have occurred (the "Effective Date").

         SECTION 5.9 FEES AND EXPENSES. Except as otherwise set forth in the WFN Stock Purchase Agreement, the 1996 Securities Purchase Agreement and the Merger Agreement, all fees and expenses incurred by any party hereto in connection with the preparation of this Agreement and the transactions contemplated hereby and all matters related thereto shall be borne by the party incurring such fees or expenses.

         SECTION 5.10 RECAPITALIZATION, ETC. If any capital stock or other securities are issued in respect of, or in exchange or substitution for, any Common Stock by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Common Stock or any other change in capital structure of the Issuer, appropriate adjustments shall be made with respect to the relevant provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

         SECTION 5.11 REMEDIES. The parties hereby acknowledge that money damages would not be adequate compensation for the damages that a party would suffer by reason of a failure of any other party to perform any of the obligations under this Agreement. Therefore, each party hereto agrees that specific performance is the only appropriate remedy under this Agreement and hereby waives the claim or defense that any other party has an adequate remedy at law.

         SECTION 5.12. JURISDICTION. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, any of the Transaction Documents may be brought against any of the parties in the

United States District Court for the Southern District of New York or any state court sitting in The City of New York, Borough of Manhattan, and each of the parties hereby consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any obligation to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the State of New York. Without limiting the foregoing, the parties agree that service of process upon such party at the address referred to in Section 5.4, together with written notice of such service of such party, shall be deemed effective service of process upon such party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                   WORLD FINANCIAL NETWORK HOLDING
                                     CORPORATION


                                   By /s/ Ralph E. Spurgin
                                     --------------------------------
                                     Title:




                                   LIMITED COMMERCE CORP.



                                   By
                                     ------------------------------
                                   Title:


                                   WELSH, CARSON, ANDERSON & STOWE
                                     VII, L.P.
                                   By: WCAS VII Partners, L.P.,
                                     General Partner



                                   By
                                     ------------------------------
                                     Title: General Partner



                                   WELSH, CARSON, ANDERSON & STOWE
                                     VI, L.P.
                                   By: WCAS VI Partners, L.P.,
                                     General Partner



                                   By
                                     ------------------------------
                                     Title: General Partner

                                   WCAS INFORMATION PARTNERS, L.P.
                                   By:      WCAS INFO Partners,
                                            General Partner



                                   By
                                     ------------------------------
                                     Title: General Partner


                                   WCAS CAPITAL PARTNERS II, L.P.
                                   By:      WCAS CP II Partners,
                                            General Partner



                                   By
                                     ------------------------------
                                     Title: General Partner


                                   WCA MANAGEMENT CORPORATION



                                   By
                                     ------------------------------
                                     Title:



                                   --------------------------------
                                   Patrick J. Welsh



                                   --------------------------------
                                   Russell L. Carson



                                   --------------------------------
                                   Bruce K. Anderson



                                   --------------------------------
                                   Richard H. Stowe

                                   --------------------------------
                                   Andrew M. Paul



                                   --------------------------------
                                   Thomas E. McInerney



                                   --------------------------------
                                   Laura VanBuren



                                   --------------------------------
                                   James B. Hoover



                                   --------------------------------
                                   Robert A. Minicucci



                                   --------------------------------
                                   Anthony J. deNicola



                                   --------------------------------
                                   David Bellet

                                                                         ANNEX I

WELSH, CARSON, ANDERSON & STOWE VI, L.P.

WCAS CAPITAL PARTNERS II, L.P.

WCAS INFORMATION PARTNERS, L.P.

WCA MANAGEMENT CORPORATION

Patrick J. Welsh

Russell L. Carson

Bruce K. Anderson

Richard H. Stowe

Andrew M. Paul

Thomas E. McInerney

Laura M. VanBuren

James B. Hoover

Robert E. Minicucci

Anthony J. deNicola

David Bellet

                                                                       EXHIBIT A



                          FORM OF AGREEMENT TO BE BOUND

                                                  [DATE]

To the Parties to the
  Stockholders Agreement
  dated as of _________ __, 1996

Dear Sirs:

         Reference is made to the Amended and Restated Stockholders Agreement dated as of _________ __, 1996 (the "Stockholders Agreement"), by and among WFN Holdings, Inc. (the "Issuer"), Limited Commerce, Inc. ("Limited Commerce"), Welsh, Carson, Anderson & Stowe VII, L.P. ("WCAS VII") and the several investors named in Annex I of the Stockholders Agreement (collectively with WCAS VII, the "WCAS Investors"). Capitalized terms not defined herein have the meanings assigned to them in the Stockholders Agreement.

         In consideration of the covenants and agreements contained in the Stockholders Agreement and the transfer of the common stock, par value $.01 per share, of the Issuer (the "Common Stock") to the undersigned by [Transferor], the undersigned hereby confirms and agrees to be bound by all of the provisions thereof.

         [The undersigned acknowledges that it is a condition to an effective pledge of the Common Stock under the Stockholders Agreement that the pledgee agree, and the undersigned hereby confirms and agrees, that upon foreclosure of such pledge, the undersigned will take the Common Stock subject to all of the restrictions applicable to the transferor under the Stockholders Agreement.] *


----------------------
*        Include in the case of a pledge.

            AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

         AMENDMENT, dated July 24, 1998, to AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, dated as of August 30, 1996 (the "Original Agreement"), among Alliance Data Systems Corporation (known in the Original Agreement as World Financial Network Holding Corporation) (the "Issuer"), Limited Commerce Corp. ("Limited Commerce"), Welsh, Carson, Anderson & Stowe VII, L.P. ("WCAS VII"), Welsh, Carson, Anderson & Stowe VIII, L.P. ("WCAS VIII") and the several investors named on Annex I hereto (collectively with WCAS VII and WCAS VIII, the "WCAS Investors"), certain of whom were also parties to the Original Agreement (sometimes referred to herein collectively with WCAS VII as the "Original WCAS Investors")

         WHEREAS, the Original Agreement was entered into by the Issuer, Limited Commerce and the Original WCAS Investors except for WCAS VIII (the "Original Investors");

         WHEREAS, the Issuer, WCAS VII, WCAS VIII and the remaining WCAS Investors have entered into a Common Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), whereby the WCAS Investors have agreed to purchase an aggregate 90,909,091 shares of Common Stock (the "Shares"), par value $.01 per share, of the Issuer;

         WHEREAS, the Issuer and the Original Investors desire to amend the Original Agreement to include the Shares in such agreement;

         WHEREAS, each of WCAS VII and WCAS VIII, pursuant to their respective partnership agreements, has agreed to use its reasonable best efforts to conduct its affairs and activities in such a manner so that it will qualify as a "venture capital operating company" within the meaning of the United States Department of Labor's "plan asset" regulations (29 C.F.R Section 2510.3-101) and the rules and regulations of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and in connection with said qualification, each of WCAS VII and WCAS VIII desires to obtain directly such management rights (which may be exercised by WCAS VII or WCAS VIII, as the case may be, solely for its own benefit and own account) as are sufficient to permit each of WCAS VII and WCAS VIII to qualify as a "venture capital operating company" with respect to its investment in the Issuer; and

         WHEREAS, the parties hereto desire to provide such management rights to WCAS VII and WCAS VIII;

         NOW THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Original Agreement.

         SECTION 2. THE SHARES. The Shares to be purchased by WCAS VII and WCAS VIII pursuant to the Stock Purchase Agreement shall for all purposes be deemed "Common Stock" and "Registrable Securities" under the Original Agreement.

         SECTION 3. AMENDMENT OF SECTION 4.1 OF THE ORIGINAL AGREEMENT. Section
4.1 of the Original Agreement is hereby amended in its entirety to read as follows:

         "SECTION 4.1 COMPOSITION OF THE BOARD. (a) The Issuer Board shall consist of five members. WCAS VII shall be entitled, but not required, to designate two members of the Issuer Board, WCAS VIII shall be entitled, but not required, to designate one member of the Issuer Board, and Limited Commerce shall be entitled, but not required, to designate two members of the Issuer Board. The right to designate a member or members of the Issuer Board shall belong solely to, and shall be exercised exclusively by, the respective Holder to whom such right has been granted herein for its own benefit and account. Each Holder entitled to vote for the election of directors to the Board agrees that it will vote all of its Voting Securities or execute consents, as the case may be, and take all other necessary action (including causing the Issuer to call a special meeting of stockholders) in order to ensure that the composition of the Board is as set forth in this Section 4.1(a). Notwithstanding the foregoing, if, pursuant to the terms of the Issuer's 6 1/4% Redeemable Exchangeable Preferred Stock (the "Preferred Stock"), the holders thereof are entitled to elect one member of the Issuer Board, WCAS VII shall be entitled, but not required, to expand the size of the Issuer Board to seven members (including the member elected by the holders of the Preferred Stock) and designate one additional member of the Issuer Board. The term of the additional member of the Issuer Board designated by WCAS VII pursuant to the immediately preceding sentence shall expire simultaneously with the expiration of the term of the member of the Issuer Board designated by the holders of the Preferred Stock, and the Issuer Board shall thereupon consist of five members as contemplated by the first two sentences of this Section 4.1(a); PROVIDED that the right of WCAS VII to enlarge the Issuer Board and to designate one additional member shall be reinstated in accordance with, and subject to the provisions of this Section 4.1(a), at any subsequent time at which the holders of the Preferred Stock are entitled to elect one member of the Issuer Board.

         "(b) Each director designated pursuant to Section 4.1(a) shall have the right to serve as a member of any and all committees of the Issuer Board. The appointment and removal of a designated director shall be by written notice from the designating stockholder to the Issuer, and shall take effect upon the delivery of written notice thereof at the Issuer's principal office or at any meeting of the Issuer Board.

         "(c) Each of WCAS VII and WCAS VIII shall have the right to appoint a representative to attend as an observer (i) each and every meeting of the Issuer Board and each subsidiary thereof and (ii) each and every meeting of any committee of any such board. The appointment and removal of such representatives shall be by written notice from WCAS VII or WCAS VIII, as the case may be, to the Issuer and shall take effect upon the delivery of written notice thereof to the Issuer at its principal office or at any meeting of the Issuer Board.

         "(d) In addition to the rights et forth in Section 4.5 hereto, each of WCAS VII and WCAS VIII shall have the right to receive, within a reasonable time after its written request therefor, any information relating to the Issuer or any subsidiary thereof as WCAS VII or WCAS VIII in its respective sole discretion reasonably deems appropriate, including without limitation: (i) financial information and statements, including balance sheets and profit and loss and cash flow statements of the Issuer and its subsidiaries; (ii) on an annual basis or, if so requested, more frequently, budgets and cash flow forecasts and projections of the Issuer and its subsidiaries; and (iii) such additional financial or other information as WCAS VII or WCAS VIII may reasonably request. Each of WCAS VII and WCAS VIII shall be entitled, at all reasonable times, to have access to the premises, books and records of the Issuer and its subsidiaries.

         "(e) Each of WCAS VII and WCAS VIII shall have the right to meet on a regular basis with the management personnel of the Issuer and its subsidiaries from time to time and upon reasonable notice for the purpose of consulting with, rendering advice, recommendations and assistance to, and influencing, the management of such companies or obtaining information regarding them or their operations, activities and prospects, and expressing its views thereon.

         "(f) If United States ERISA counsel for either WCAS VII or WCAS VIII reasonably concludes that the rights granted to WCAS VII or WCAS VIII, as the case may be, in this agreement should be altered in order to preserve the qualification of WCAS VII or WCAS VIII as a "venture capital operating company," or otherwise to ensure that the assets of WCAS VII or WCAS VIII are not considered "plan assets" for purposes of ERISA, the Issuer agrees (and each other party hereto likewise agrees) to amend this agreement to effect any such alteration, PROVIDED that no such alteration would have a material adverse effect on the business operations or prospects of the Issuer and its subsidiaries taken as a whole.

         "(g) The Issuer shall use all reasonable efforts to take such further action as may be necessary or advisable in order to give full effect to the rights being granted hereunder to WCAS VII and WCAS VIII.

         "(h) Each Holder and the Issuer agrees that if, at any time, it is entitled to vote for the removal of directors of the Issuer, it will not vote any of its Voting Securities in favor of the removal of any director who shall have been designated or nominated pursuant to
         Section 4.1(a) unless such removal shall be for Cause or the Person entitled to designate or nominate such director shall have consented to such removal in writing. Removal for "Cause" shall mean removal of a director because of such director's (a) willful and continued failure to substantially perform his or her duties with the Issuer in his or her established position, (b) willful conduct which is significantly injurious to the Issuer, monetarily or otherwise, or (c) conviction for, or a guilty plea to, a felony.

         "(i) If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy on the Issuer Board:

               (i) the Person entitled under Section 4.1(a) to designate or nominate such director whose death, disability, retirement, resignation or removal resulted in such vacancy may designate another individual (the "Nominee") to fill such capacity and serve as a director of the Issuer; and

               (ii) each Holder then entitled to vote for the election of the Nominee as a director of the Issuer agrees that it will vote all of its Voting Securities, or execute a written consent, as the case may be, in order to ensure that the Nominee be elected to the Issuer Board."


               SECTION 4. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

               SECTION 5. ORIGINAL AGREEMENT. Except as amended or modified pursuant to this Amendment, the terms of the Original Agreement shall remain in full force and effect.

               SECTION 6. SEVERABILITY. The invalidity or unenforceability of any provisions of this Amendment in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Amendment in such jurisdiction or the validity, legality or enforceability of this Amendment, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

               SECTION 7. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                     ALLIANCE DATA SYSTEMS CORPORATION



                                     By /s/ Robert A. Minicucci
                                       ------------------------------
                                     Title:
                                     WELSH, CARSON, ANDERSON & STOWE
                                       VIII, L.P.
                                     By: WCAS VIII Partners, L.P.,
                                       General Partner



                                     By /s/ Anthony J. deNicola
                                       ------------------------------
                                       Title: General Partner



                                     WELSH, CARSON, ANDERSON & STOWE
                                       VII, L.P.
                                     By: WCAS VII Partners, L.P.,
                                       General Partner



                                     By /s/ Anthony J. deNicola
                                       ------------------------------
                                       Title: General Partner



                                     WELSH, CARSON, ANDERSON & STOWE
                                       VI, L.P.
                                     By: WCAS VI Partners, L.P.,
                                       General Partner




                                     By /s/ Anthony J. deNicola
                                       -------------------------------
                                       Title: General Partner

                                     WCAS INFORMATION PARTNERS, L.P.
                                     By: WCAS INFO Partners,
                                       General Partner




                                     By /s/ [Illegible]
                                       -------------------------------
                                       Title: General Partner

                                     WCAS CAPITAL PARTNERS II, L.P.
                                     By: WCAS CP II Partners,
                                       General Partner



                                     BY /s/ Anthony J. deNicola
                                       -------------------------------
                                     Title: General Partner




                                     /s/ Patrick J. Welsh
                                     ---------------------------------
                                     Patrick J. Welsh


                                     /s/ Russell L. Carson
                                     ---------------------------------
                                     Russell L. Carson


                                     /s/ Bruce K. Anderson
                                     ---------------------------------
                                     Bruce K. Anderson


                                     /s/ Richard H. Stowe
                                     ---------------------------------
                                     Richard H. Stowe


                                     /s/ Andrew M. Paul
                                     ---------------------------------
                                     Andrew M. Paul


                                     /s/ Thomas E. McInerney
                                     ---------------------------------
                                     Thomas E. McInerney


                                     /s/ Laura VanBuren
                                     ---------------------------------
                                     Laura VanBuren


                                     /s/ James B. Hoover
                                     ---------------------------------
                                     James B. Hoover

                                     /s/ Robert A. Minicucci
                                     ---------------------------------
                                     Robert A. Minicucci


                                     /s/ Anthony J. deNicola
                                     ---------------------------------
                                     Anthony J. deNicola


                                     /s/ David Bellet
                                     ---------------------------------
                                     David Bellet

                                     /s/ Paul B. Queally
                                     ---------------------------------
                                     Paul B. Queally



                                     LIMITED COMMERCE CORP.



                                     By
                                       ------------------------------
                                       Title:

                                     /s/ Lawrence Sorrel
                                     ----------------------------------
                                     Lawrence Sorrel


                                     /s/ Priscilla Newman
                                     ----------------------------------
                                     Priscilla Newman


                                     /s/ Rudolph Rupert
                                     ----------------------------------
                                     Rudolph Rupert



                                     /s/ D. Scott Mackesy
                                     ----------------------------------
                                     D. Scott Mackesy

                               WAIVER AND CONSENT


         The undersigned, parties to that certain Amended and Restated Stockholders Agreement, dated as of August 30, 1996 (the "Agreement"), among Alliance Data Systems Corporation, then known as World Financial Network Holding Corporation (the "Company"), Limited Commerce Corp. ("Limited"), Welsh, Carson, Anderson & Stowe VII, L.P. ("WCAS VII") and the Several Other WCAS Investors Named in Annex I Thereto, do hereby waive certain rights granted to them in
Section 2.6 of the Agreement as such rights relate to the transactions contemplated by that certain Securities Purchase Agreement for the purchase of
(i) an aggregate of 5,900,000 shares of the Company's Common Stock and (ii) the Company's 10% Subordinated Note in the principal amount of $52,000,000 by WCAS Capital Partners III, L.P.

Dated: September , 1998

                                                    LIMITED COMMERCE CORP.



                                                    By: /s/ [ILLEGIBLE]
                                                       ------------------------
                                                    Title:

                            AMENDMENT TO AMENDED AND
                         RESTATED STOCKHOLDERS AGREEMENT


         AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of August 31, 1998 (the "Amendment"), amending the Amended and Restated Stockholders Agreement dated as of August 30, 1996, as amended (as so amended, the "Original Agreement"), among Alliance Data Systems Corporation (known in the Original Agreement as World Financial Network Holding Corporation) (the "Issuer"), Limited Commerce Corp. ("Limited Commerce"),
WCAS Capital Partners II, L.P. ("WCAS CP II"), Welsh, Carson, Anderson &
Stowe VII, L.P. ("WCAS VII"), and the several other investors named as parties thereto (collectively with Limited Commerce, WCAS CP II and WCAS VII, the "Investors"), certain of whom were also parties to the Original Agreement.

         WHEREAS, the Issuer, Limited Commerce, WCAS CP II and WCAS VII have entered into an Amendment to Securities Purchase Agreement dated as of the date hereof (the "Amendment to Securities Agreement") pursuant to which, among other things, the Issuer has agreed to issue and deliver to WCAS CP II and Limited Commerce an aggregate 454,545 shares of Common Stock (the "Common Shares"), par value $.01 per share, of the Issuer in consideration of the agreement by WCAS CP II and Limited Commerce to change the maturity of the 10% Subordinated Notes due January 24, 2002 of the Company held by WCAS CP II and Limited Commerce Corp. from January 24, 2002 to October 25, 2005; and

         WHEREAS, the Issuer and the Investors desire to amend the Original Agreement to include the Common Shares in such agreement;

         NOW THEREFORE, the parties hereto agree as follows:

         SECTION 1. AMENDMENT TO ORIGINAL AGREEMENT. The Common Shares to be acquired by WCAS CP II and Limited Commerce pursuant to the Amendment to Securities Agreement shall for all purposes be deemed "Common Stock" and "Registrable Securities" under the Original Agreement.

         SECTION 2. CONSENT. Each of the Investors hereby consents to the issuance of the Common Shares to WCAS CP II and Limited Commerce and hereby waives any preemptive right or other right it may have to purchase, participate in or otherwise acquire any such shares of Common Stock.

         SECTION 3. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

         SECTION 4. ORIGINAL AGREEMENT. Except as amended or modified pursuant to this Amendment, the terms of the Original Agreement shall remain in full force and effect.

         SECTION 5. SEVERABILITY. The invalidity or unenforceability of any provisions of this Amendment in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Amendment in such jurisdiction or the validity, legality or enforceability of this Amendment, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

         SECTION 6. COUNTERPARTS: EFFECTIVENESS. This Amendment may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.



                             ALLIANCE DATA SYSTEMS CORPORATION


                             By /s/ [ILLEGIBLE]
                               --------------------------------

                             LIMITED COMMERCE CORP.



                             By /s/ [ILLEGIBLE]
                               --------------------------------


                             WELSH, CARSON, ANDERSON & STOWE
                             VIII, L.P.
                             By WCAS VIII Associates LLC,
                             General Partner




                             By /s/ Laura VanBuren
                               --------------------------------
                                      General Partner



                             WELSH, CARSON, ANDERSON & STOWE
                             VII, L.P.
                             By WCAS VII Partners, L.P.,
                             General Partner




                             By /s/ Laura VanBuren
                               --------------------------------
                                      General Partner



                             WELSH, CARSON, ANDERSON & STOWE VI,
                             L.P.
                             By WCAS VI Partners, L.P.,
                             General Partner




                             By /s/ Laura VanBuren
                               --------------------------------
                                      General Partner

                             WCAS CAPITAL PARTNERS II, L.P.
                             By WCAS CP II Partners, General
                             Partner



                             By /s/ Laura VanBuren
                               --------------------------------
                                      General Partner


                             WCAS INFORMATION PARTNERS, L.P.
                             By: WCAS INFO Partners, General
                             Partner




                             By /s/ Laura VanBuren
                               --------------------------------
                                      General Partner
                                      Attorney-in-Fact

                             PATRICK J. WELSH
                             RUSSELL L. CARSON
                             BRUCE K. ANDERSON
                             RICHARD H. STOWE
                             ANDREW M. PAUL
                             THOMAS E. MCINERNEY
                             JAMES B. HOOVER



                             By /s/ Laura VanBuren
                               --------------------------------
                               Laura VanBuren, Attorney-in-Fact




                             /s/ Laura VanBuren
                             --------------------------------
                             Laura VanBuren


                             /s/ Robert A. Minicucci
                             ----------------------------------
                             Robert A. Minicucci

                             /s/ Anthony J. deNicola
                             ----------------------------------
                             Anthony J. deNicola




                             /s/ David Bellet
                             ----------------------------------
                             David Bellet


                             /s/ Paul B. Queally
                             ----------------------------------
                             Paul B. Queally



                             /s/ Lawrence Sorrel
                             ----------------------------------
                             Lawrence Sorrel



                             /s/ Priscilla Newman
                             ----------------------------------
                             Priscilla Newman


                             /s/ Rudolph Rupert
                             ----------------------------------
                             Rudolph Rupert


                             /s/ D. Scott Mackesy
                             ----------------------------------
                             D. Scott Mackesy

                            AMENDMENT TO AMENDED AND
                         RESTATED STOCKHOLDERS AGREEMENT


         AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT dated as of JULY 12, 1999 (this "Amendment"), amending the Amended and Restated Stockholders Agreement, dated as of August 30, 1996 and amended as of July 24, 1998 and further amended as of August 31, 1998 (as so amended, the "Original Agreement"), among Alliance Data Systems Corporation (known in the Original Agreement as World Financial Network Holding Corporation), a Delaware corporation (the "Issuer"), Limited Commerce Corp., a Delaware corporation, WCAS Capital Partners II, L.P., a Delaware limited partnership, Welsh, Carson, Anderson & Stowe VI, L.P., a Delaware limited partnership, Welsh, Carson, Anderson & Stowe VII, L.P., a Delaware limited partnership, Welsh, Carson, Anderson & Stowe VIII, L.P., a Delaware limited partnership ("WCAS VIII"), WCAS Information Partners, L.P., a Delaware limited partnership ("WCAS IP"), and the several other investors party thereto (collectively, the "Investors").

         WHEREAS, the Issuer, WCAS VIII, WCAS IP and the other purchasers named on Schedule I thereto (together with WCAS VIII and WCAS IP, the "Purchasers") have entered into a Preferred Stock Purchase Agreement, dated as of July 12, 1999, pursuant to which, among other things, the Issuer has agreed to issue and deliver to the Purchasers an aggregate 120,000 shares of its Series A Cumulative Convertible Preferred Stock, par value $.01 per share (the "Preferred Shares"), which are initially convertible into shares of Common Stock, par value $.01 per share, of the Issuer ("Common Stock); and

         WHEREAS, the Issuer and the Investors desire to amend the Original Agreement to set forth certain restrictions upon the transfer of the Preferred Shares, include the shares of Common Stock from time to time issuable upon conversion of the Preferred Shares in such agreement and join each of the Purchasers who are not already party to such agreement as parties thereto.

         NOW THEREFORE, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO ORIGINAL AGREEMENT. (a) All shares of Common Stock from time to time issued upon conversion of the Preferred Shares shall for all purposes be deemed "Common Stock" and "Registrable Securities" under the Original Agreement.

         (b) The definition of Permitted Transferee contained in the Original Agreement is hereby amended to include on Annex I thereof each of the Purchasers (to the extent not already included on said Annex).

         SECTION 2. CONSENTS. Each of the Investors hereby consents to (i) the issuance of the Preferred Shares (and the shares of Common Stock issuable upon conversion thereof) and hereby waives any preemptive right or other right it may have to purchase, participate in or otherwise acquire any such shares and (ii) the amendment and restatement of the Certificate of Incorporation of the Issuer in the form attached hereto as Annex A.

         SECTION 3. RESTRICTIONS ON TRANSFER. (a) Each Purchaser signatory hereto agrees to be bound, with respect to the transfer of his, her or its Preferred Shares, by the transfer restrictions set forth in Sections 2.1(a), 2.1(b)(ii), 2.1(c)(ii), 2.1(f), 2.3, 2.5 and 2.7 of the Original Agreement (in each case substituting the words "Series A Cumulative Convertible Preferred Stock of the Issuer" for references to "Common Stock" appearing in said sections).

         (b) For so long as the Preferred Shares continue to be subject to the transfer restrictions set forth in (a) above, each certificate evidencing Preferred Shares shall include a legend substantially in the following form:

                  "THE SHARES REPRESENTED BY THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THE SHARES REPRESENTED BY THIS SECURITY ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AMENDMENT, DATED AS OF JULY 12, 1999, TO THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF AUGUST 30, 1996, A COPY OF WHICH MAY BE OBTAINED FROM ALLIANCE DATA SYSTEMS CORPORATION."

         SECTION 4. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New
York, without regard to conflicts of law principles.

         SECTION 5. ORIGINAL AGREEMENT. Except as amended or modified pursuant to this Amendment, the terms of the Original Agreement shall remain in full force and effect.

         SECTION 6. SEVERABILITY. The invalidity or unenforceability of any provisions of this Amendment in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Amendment in such jurisdiction or the validity, legality or enforceability of this Amendment, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

         SECTION 7. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.



                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                             ALLIANCE DATA SYSTEMS CORPORATION



                             By [Illegible]
                                ------------------------------


                             LIMITED COMMERCE CORP.



                             By [Illegible]
                                ------------------------------


                             WELSH, CARSON, ANDERSON & STOWE
                             VIII, L.P.
                             By WCAS VIII Associates LLC,
                             General Partner



                             By /s/ Robert A. Minicucci
                                ------------------------------
                                       Managing Member


                             WELSH, CARSON, ANDERSON & STOWE
                             VII, L.P.
                             By WCAS VII Partners, L.P., General
                             Partner



                             By /s/ Robert A. Minicucci
                                ------------------------------
                                      General Partner


                             WELSH, CARSON, ANDERSON & STOWE VI,
                             L.P.
                             By WCAS VI Partners, L.P., General
                             Partner


                             By /s/ Robert A. Minicucci
                                ------------------------------
                                      General Partner

                             WCAS CAPITAL PARTNERS III, L.P.
                             By WCAS CP III Associates, L.L.C.,
                             General Partner


                             By /s/ Robert A. Minicucci
                                ------------------------------
                                      General Partner


                             WCAS CAPITAL PARTNERS III, L.P.
                             By WCAS CP II Associates, L.L.C.,
                             General Partner


                             By /s/ Robert A. Minicucci
                                ------------------------------
                                      General Partner


                             WCAS INFORMATION PARTNERS, L.P.
                             By: WCAS INFO Partners,
                             General Partner


                             By /s/ Thomas E. McInerney
                                ------------------------------
                                      General Partner